                                                                     EXHIBIT 4.1

                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF DELAWARE


     NUMBER                         BAYARD                        SHARES
  C                        DRILLING TECHNOLOGIES, INC.

   COMMON STOCK                                          PAR VALUE $0.01

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP 072700 10 7
IN MINNEPOLIS, MN OR NEW YORK, NY            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

BAYARD DRILLING TECHNOLOGIES, INC. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Restated Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                         Dated:


                                         Countersigned and Registered:
                                             NORWEST BANK MINNESOTA, N.A.
                                                 TRANSFER AGENT AND REGISTRAR


                                    [SEAL]


/s/ JAMES E. BROWN   /s/ KIRK K. WAITE     By
President            Secretary                      Authorized Signature

                      BAYARD DRILLING TECHNOLOGIES, INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of the Corporation at its principal place of business or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

    For Value Received, __________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.

  Dated
       ---------------------------------
                                            X
  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT   ----------------------------------
          MUST CORRESPOND WITH THE NAMES AS             (SIGNATURE)
          WRITTEN UPON THE FACE OF THE      X
          CERTIFICATE IN EVERY PARTICULAR    ----------------------------------
          WITHOUT ALTERATION OR ANY CHANGE              (SIGNATURE)
          WHATEVER.

--------------------------------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
--------------------------------------------------------------------------------

  SIGNATURE(S) GUARANTEED BY:



--------------------------------------------------------------------------------